Exhibit 99.1

Moving Marcellus Production to the Marketplace Randy Nickerson – Chief Commercial Officer October 29-30, 2008

2 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

MarkWest Overview

4 Traded on New York Stock exchange (MWE) Growth-oriented, customer-focused midstream company Equity: 56.6 million common units (NYSE) Long-term debt: $1.0 billion 2008 Annualized Distribution: $2.56 per common unit Market cap (10/22/08): $1.1 billion Enterprise Value (10/22/08): $1.9 billion 2008 Growth Capital Program* $500 million – $550 million Southwest $325MM - $350MM Northeast $125MM - $140MM Gulf Coast $50MM - $60MM MarkWest Energy Partners Overview *Note: As announced with 2Q earnings in August 2008.

5 “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction R A N G E RESOURCES

MWE Geographic Footprint



- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline
- **East Texas**
  - 500 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 160 MMcf/d processing capacity
- **Southeast Oklahoma**
  - 400 MMcf/d gathering capacity
  - 40 MMcf/d processing capacity
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities
- **Appalachia**
  - Four processing plants with combined 295 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
  - Gathering and processing infrastructure under construction in the Marcellus shale
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

6

MARKWEST

Marcellus Gathering, Processing, Fractionation and Market Access

8 Current Appalachian Basin Midstream Infrastructure Operated in the Appalachian basin for over 20 years and the largest processor in Appalachian Basin Processing capacity of 295 MMcfd with expansions planned Fractionation capacity of approximately 22,000 Bbl/d following current expansion Storage capacity of 11 million gallons Marketing capability includes truck, rail and barge Long-term NGL markets for all products Existing Fractionation, Storage & Marketing Complex (22,000 Bbl/d following expansion) Existing Gas Processing Facilities Third Party Processing facilities

9 2008 Marcellus Gathering and Processing Project Ohio Pennsylvania West Virginia Area to be served by MarkWest gathering and compression facilities MarkWest Stand-Alone Gathering Facilities 25 miles of HP Gathering 4 Compressor Stations (Completed or under construction) Gas Market Options Market outlets to Columbia Gas Transmission and National Fuel Gas Houston Interim Plant 30 MMcfd Refrigeration Plant (Completed in mid-October)

Planned 2009 Marcellus Gathering and Processing Expansion


Pennsylvania
Propane Pipeline to TEPPCO
Houston Plant 1
30 MMcfd Cryogenic Plant and DeC3
(currently under construction)
MarkWest Stand-Alone Gathering Facilities
• 20 miles of HP Gathering
• 4 Compressor Stations
• 25 miles of LP Gathering
Ohio
Area to be served by Columbia Gas and MarkWest Joint Project gathering and compression facilities
Y-grade Product Pipeline and Rail Yard
Majorsville Plant 1
60 MMcfd Cryogenic Plant and Pipeline
Columbia Gas Transmission Joint Project Gathering Facilities
West Virginia

10

MARKWEST

11 Planned 2010 Marcellus Gathering and Processing Expansion Houston Plant 2 120 MMcfd Cryogenic Plant and DeC3 Houston Fractionation Facility Additional Product Pipelines and Rail Yard Expansion Ohio Pennsylvania West Virginia MarkWest Stand Alone Gathering Facilities 40 miles of HP Gathering 5 Compressor Stations 30 miles of LP Gathering Majorsville 2 Plant 120 MMcfd Cryogenic Plant Columbia Gas Transmission Joint Project Gathering Facilities Dry Gas gathering 21 miles of HP Gathering 3 Compressor Stations 10 miles of LP Gathering

12 Proposed 2010 Year End Marcellus Plan Ohio Pennsylvania West Virginia Product Marketing Capacity Fractionation capacity of up to 20,000+ Bbls/day Access propane markets by truck, pipeline and rail Access normal butane, iso-butane and natural gasoline markets by truck, pipeline and rail Rich Gas Gathering Capacity Over 85 miles of HP trunkline and 13 compressor stations MarkWest stand-alone rich gas gathering capacity of 150+ MMcfd Columbia/MarkWest rich gas gathering capacity of 175+ MMcfd Total Processing Capacity 4 processing plants with up to 330 MMcfd of processing capacity Gas Market Options Gas market outlets to Columbia Gas Transmission, National Fuel Gas, Texas Eastern and new pipeline expansions Dry Gas Gathering Capacity Over 20 miles of HP trunkline and 4 compressor stations Significant activities and expansions in dry gas area